UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 10, 2017

KINDER MORGAN, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-35081 (Commission File Number)	80-0682103 (I.R.S. Employer Identification No.)

1001 Louisiana Street, Suite 1000
Houston, Texas 77002
(Address of principal executive offices, including zip code)

713-369-9000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
Kinder Morgan, Inc. (“KMI”) held its 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on May 10, 2017. At the Annual Meeting, a total of 1,965,780,831 shares of KMI’s common stock entitled to vote were present in person or represented by proxy, constituting a quorum for the transaction of business.
At the Annual Meeting, KMI stockholders voted on the following proposals: (1) election of sixteen nominated directors to KMI’s Board of Directors; (2) a proposal to ratify the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2017 and (3) four proposals submitted by stockholders, which related to (a) a proxy access bylaw, (b) a report on methane emissions, (c) an annual sustainability report and (d) an assessment of the medium- and long-term portfolio impacts of technological advances and global climate change policies. Final voting results are presented below.
Proposal One - Election of Directors

KMI stockholders elected sixteen directors, each to serve until KMI’s 2018 annual meeting or, if earlier, the election and qualification of his or her successor.

Nominee	For	Against	Broker Non-Votes
Richard D. Kinder	1,527,966,082	15,312,856	422,502,394
Steven J. Kean	1,531,154,713	12,124,225	422,502,394
Kimberly A. Dang	1,458,846,200	84,432,738	422,502,394
Ted A. Gardner	1,422,297,090	120,981,848	422,502,394
Anthony W. Hall, Jr.	1,530,094,258	13,184,680	422,502,394
Gary L. Hultquist	1,526,179,186	17,099,752	422,502,394
Ronald L. Kuehn, Jr.	1,529,231,006	14,047,932	422,502,394
Deborah A. Macdonald	1,526,915,837	16,373,101	422,492,394
Michael C. Morgan	1,530,127,733	13,151,205	422,502,394
Arthur Reichstetter	1,530,393,003	12,885,935	422,502,394
Fayez Sarofim	1,526,161,413	17,117,514	422,502,394
C. Park Shaper	1,529,839,354	13,439,584	422,502,394
William A. Smith	1,526,910,586	16,368,352	422,502,394
Joel V. Staff	1,527,153,459	16,125,479	422,502,394
Robert F. Vagt	1,526,275,006	17,003,932	422,502,394
Perry M. Waughtal	1,529,362,561	13,916,377	422,502,394

Proposal Two - Ratification of Selection of PricewaterhouseCoopers LLP

KMI stockholders ratified the selection of PricewaterhouseCoopers LLP as KMI’s independent registered public accounting firm for 2017.

For	Against	Abstain	Broker Non-Votes
1,938,950,652	21,801,567	5,028,612	—

Proposal Three - Proxy Access Bylaw

KMI stockholders approved the stockholder proposal relating to a proxy access bylaw.

For	Against	Abstain	Broker Non-Votes
898,551,065	635,362,050	9,365,822	422,502,394

Proposal Four - Report on Methane Emissions

KMI stockholders did not approve the stockholder proposal relating to a report on methane emissions.

For	Against	Abstain	Broker Non-Votes
614,139,882	899,069,925	30,069,131	422,502,394

Proposal Five - Annual Sustainability Report

KMI stockholders did not approve the stockholder proposal relating to an annual sustainability report.

For	Against	Abstain	Broker Non-Votes
581,423,940	930,872,975	30,982,022	422,502,394

Proposal Six - Assessment of the Medium- and Long-term Portfolio Impacts of Technological Advances and Global Climate Change Policies

KMI stockholders did not approve the stockholder proposal relating to an assessment of the medium- and long-term portfolio impacts of technological advances and global climate change policies.

For	Against	Abstain	Broker Non-Votes
578,466,382	934,708,346	30,104,010	422,502,394

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

Dated: May 12, 2017	By:	/s/ David R. DeVeau
David R. DeVeau Vice President

4